June 1, 2015

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus AMT-Free Municipal Reserves

Supplement to Summary Prospectus
and Statutory Prospectus
dated February 27, 2015

The following changes will take effect on September 1, 2015

The fund will change its name to "General AMT-Free Municipal Money Market Fund."

The fund's BASIC shares and Investor shares will be redesignated as Dreyfus Class and Class A, respectively.

The change to the name of the fund and the redesignation of its BASIC shares and Investor shares will have no effect on fund shareholders or their fund accounts, other than to reflect the fund's new name and share class designations.

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Supplement to Current Statement of Additional Information

The following changes will take effect on September 1, 2015

The fund will change its name to "General AMT-Free Municipal Money Market Fund."

The fund's BASIC shares and Investor shares will be redesignated as Dreyfus Class and Class A, respectively.